Share Capital and Reserves - Schedule of Capital Stock and the Issuance Premium (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Capital Stock and the Issuance Premium [Abstract]
Share Capital as per statutory accounts	$ 241,249	$ 236,215
Capital increase costs	(22,040)	(22,045)
Share capital under IFRS	219,209	214,670	$ 173,931
Issuance premium	153,177	153,177	$ 153,177
Share capital and issuance premium	$ 372,386	$ 367,847